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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 19, 2007

                         EASYLINK SERVICES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


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
          DELAWARE                         000-26371                   13-3787073
(State or Other Jurisdiction              (Commission                 (IRS Employer
      of Incorporation)                   File Number)              Identification No.)

   33 Knightsbridge Road, Piscataway, New Jersey                          08854
     (Address of Principal Executive Offices)                          (Zip Code)
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               Registrant's telephone number, including area code:
                                  732-652-3500

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01  OTHER EVENTS.

On January 19, 2007, EasyLink Services Corporation ("EasyLink") issued a press release announcing that its Board of Directors has formed a special committee of independent directors to evaluate strategic alternatives for EasyLink, which could include a potential business combination transaction. A copy of that press release is attached hereto as exhibit 99.1 and is incorporated herein by this reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1     Press Release, dated January 19, 2007.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EASYLINK SERVICES CORPORATION
                                                      (Registrant)


Date: January 22, 2006                       By:   /s/ Thomas F. Murawski
                                                --------------------------------
                                                Name:  Thomas F. Murawski
                                                Title: Chairman, President and
                                                       Chief Executive Officer



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                                  EXHIBIT INDEX

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
Exhibit No.       Description
   99.1           Press Release, dated January 19, 2007.
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